Exhibit 10.43

FIRST AMENDMENT TO

SALE AND PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SALE AND PURCHASE AGREEMENT (this “Amendment”), is entered into effective as of June 28, 2019 by and between PHG PRATTVILLE, LLC, a Georgia limited liability company (“Seller”), and LODGING FUND REIT III OP, LP, a Delaware limited partnership (“Purchaser”). As used herein, “Party” or the “Parties” means, individually and collectively, as the context so require, the Seller and the Purchaser.

W I T N E S S E T H:

WHEREAS, Seller and Purchaser, entered into that certain Sale and Purchase Agreement dated May 9, 2019 (as amended and assigned at any time, the “Agreement”) related to certain real property located in 2505 Legends Drive, Prattville, Alabama 36066, as more particularly described in the Agreement; and

WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein and the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Purchaser and Seller, Purchaser and Seller hereby agree as follows:

1.                                      Capitalization.  All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein.

2.                                      Purchase Price Allocation. The Purchase Price Allocation (as defined in Section 2.1 and referenced in Schedule 2.1 of the Agreement) is hereby amended to provide that the Purchase Price shall be allocated as follows: (a) ELEVEN MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($11,800,000.00) shall be allocated to the Real Property;  (b) ONE MILLION FOUR HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,475,000.00) shall be allocated toward Personal Property to be conveyed as part of the Property; and (c) ONE MILLION FOUR HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,475,000.00) shall be allocated toward Intangible Property to be conveyed as part of the Property. Notwithstanding the foregoing, Seller and Purchaser acknowledge and agree that (i) the foregoing allocation shall not be binding on either party for purposes of federal, state and local taxes including Section 1060 of the Internal Revenue Code of 1986, as amended and (ii) Seller and Purchaser shall be entitled to use its own allocation in the preparation and filing of any federal, state and local tax returns, and each party will individually bear any consequences related to such election.

3.                                      Authorization.  Each of the parties hereto represents to the other that it has the legal power, right and authority to enter into this Amendment and that the individuals executing this Amendment on behalf of each of Purchaser and Seller have the legal power, right and actual authority to bind Purchaser and Seller, respectively, to the terms and conditions hereof.

4.                                      Conflict. In case of any inconsistency between this Amendment and the Agreement, the terms of this Amendment shall be controlling.

5.                                      Ratification.  Except as expressly amended hereby, the Agreement is hereby ratified and confirmed and remains in full force and effect.

6.                                      Counterparts; Facsimile; E-Mail.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  For purposes of this Amendment, any signature transmitted by facsimile or electronically via e-mail shall be considered to have the same legal and binding effect as any original signature.

[Signature Page to Follow]

IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment as of the date first set forth above.

SELLER:

PHG PRATTVILLE, LLC,
a Georgia limited liability company

By:	Peachtree Hotel Group II, LLC
a Georgia limited liability company,
its Manager

	By:	/s/ Jatin Desai
	Name:	Jatin Desai
	Title:	Manager

PURCHASER:

LODGING FUND REIT III OP, LP,
a Delaware limited partnership

By:	Lodging Fund REIT III, Inc.
Its:	General Partner

/s/ Samuel C. Montgomery
By:	Samuel C. Montgomery
Its:	Chief Operating Officer

Signature Page to the First Amendment